                                                                   EXHIBIT 10.44

                FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                -----------------------------------------------


  THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 23rd day of August, 2000, by and among PAMECO CORPORATION, a Delaware corporation with its chief executive office and principal place of business at 1000 Center Place, Norcross, Georgia 30093 ("Borrower"); and FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339 ("Agent"), in its capacity as collateral and administrative agent for the Lenders (as defined in the Loan Agreement referenced below); and Lenders.

                                 Recitals:
                                 --------

  Lenders, Agent and Borrower are parties to a certain Loan and Security Agreement dated February 17, 2000, as amended by that certain First Amendment to Loan and Security Agreement dated February 29, 2000, that certain Second Amendment to Loan and Security Agreement dated May 18, 2000, and that certain Assumption and Amendment Agreement dated as of July 21, 2000 (as at any time amended, the Loan Agreement), pursuant to which Lenders may make certain loans and other extensions of credit to Borrower from time to time.

  The parties desire to amend the Loan Agreement as hereinafter set forth.

  NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

  1.  Definitions.  All capitalized terms used in this Amendment, unless
      -----------
otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

  2.  Amendments to Loan Agreement.  The Loan Agreement is hereby amended as
      ----------------------------
follows:

  (a) By adding a new Section 7.6 to the Loan Agreement that reads as follows:

      7.6.  Additional Reporting Requirements.  Borrower shall deliver to Agent
            ---------------------------------
      and Lenders a weekly sales and gross margin report on Monday of each week for the immediately preceding week. Borrower shall deliver to Agent and Lenders on Tuesday of each week, commencing on August 23, 2000, a weekly rolling cash forecast for the immediately succeeding 6-week period.

  (b) By deleting Section 9.2.9 of the Loan Agreement and by substituting the following new Section 9.2.9 in lieu thereof:

      9.2.9.  Capital Expenditures.  Make Capital Expenditures (including
              --------------------
      expenditures by way of capitalized leases) which in the aggregate, as to Borrower and its Subsidiaries, exceed (i) $2,500,000 during the Fiscal Year ending February 28, 2001, and (ii) $4,000,000 during the Fiscal Year ending February 28, 2002 and for each Fiscal Year thereafter.

  (c) By deleting Sections 9.3.1, 9.3.2 and 9.3.3 of the Loan Agreement and by substituting the following new Sections 9.3.1, 9.3.2 and 9.3.3 in lieu thereof:

      9.3.1.  Consolidated Net Worth.  Maintain a Consolidated Net Worth of at
              ----------------------
      least the amount set forth below for the period applicable thereto, to be tested on a monthly basis as of the last day of each month (except as otherwise expressly provided below):

               Period               Amount
               ------             -----------

               July, 2000         $20,250,000
               August, 2000       $27,750,000
               September, 2000    $27,725,000
               October, 2000      $25,375,000
               November, 2000     $22,475,000
               December, 2000     $19,375,000
               January, 2001      $16,225,000
               February, 2001     $13,475,000
               March, 2001        $12,325,000
               April, 2001        $12,075,000
               May, 2001          $14,225,000
               June, 2001         $16,975,000
               July, 2001         $20,025,000
               August, 2001       $22,225,000
               September, 2001    $21,975,000
               October, 2001      $22,075,000
               November, 2001     $20,875,000
               December, 2001     $19,525,000
               January, 2002      $17,825,000
               February, 2002     $16,425,000
               March, 2002        $16,425,000
               April, 2002        $16,425,000
               May, 2002          $20,425,000
               June, 2002         $20,425,000
               July, 2002         $20,425,000

               August, 2002       $32,775,000

      ;provided, however, that the foregoing amount shall be increased as of
       --------  -------
      the last day of the second month following the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending August 31, 2002, by an amount equal to 50% of Consolidated Net Income during each such Fiscal Quarter, but no reduction in the foregoing amount shall be made if Consolidated Net Income in any Fiscal Quarter is a negative number.

      9.3.2.  Consolidated EBITDA.  Achieve Consolidated EBITDA of at least the
              -------------------
      amount shown below for the period corresponding thereto:

      Period                                                Amount
      ------                                                ------
      July 1, 2000
        through July 31, 2000                             $         0
      July 1, 2000
        through August 31, 2000                          ($   100,000)
      July 1, 2000
        through September 30, 2000                       ($ 1,500,000)
      July 1, 2000
        through October 31, 2000                         ($ 3,300,000)
      July 1, 2000
        through November 30, 2000                        ($ 5,700,000)
      July 1, 2000
        through December 31, 2000                        ($ 8,400,000)
      July 1, 2000
        through January 30, 2001                         ($11,600,000)
      July 1, 2000
        through February 28, 2001                        ($14,200,000)
      July 1, 2000
        through March 31, 2001                           ($14,300,000)
      July 1, 2000
        through April 30, 2001                           ($13,700,000)
      July 1, 2000
        through May 31, 2001                             ($10,600,000)
      July 1, 2000
        through June 30, 2001                            ($ 6,500,000)
      August 1, 2000
        through July 31, 2001                            ($ 1,000,000)
      September 1, 2000
        through August 31, 2001                           $ 2,300,000
      October 1, 2000
        through September 30, 2001                        $ 4,400,000

      November 1, 2000
        through October 31, 2001                          $ 6,900,000
      December 1, 2000
        through November 30, 2001                         $ 8,700,000
      January 1, 2001
        through December 31, 2001                         $11,100,000
      February 1, 2001
        through January 31, 2002                          $13,200,000
      March 1, 2001
        through February 28, 2002                         $15,200,000

      9.3.3.  Consolidated Fixed Charge Coverage Ratio.  Achieve a Consolidated
              ----------------------------------------
      Fixed Charge Coverage Ratio of at least the ratio shown below for the period corresponding thereto:

      Fiscal Quarter ended 5/31/02                     1.30 to 1.0
      Two Fiscal Quarters ended 8/31/02                1.40 to 1.0
      Three Fiscal Quarters ended 11/30/02             1.40 to 1.0
      Four Fiscal Quarters ended on 2/28/03            1.40 to 1.0
      Each Fiscal Quarter end thereafter
        for the four Fiscal Quarters then ending       1.40 to 1.0

  (d) By inserting the words or 7.6" directly following the words contained in
Section 7.5" in Section 11.1.3(ii) of the Loan Agreement.

  (e) By adding a new Section 11.1.19 to the Loan Agreement that reads as follows:

      11.1.19  Additional Capital Contribution.  Littlejohn and/or Quilvest
               -------------------------------
      shall fail to make an additional capital contribution to Borrower of at least $2,500,000 after August 23, 2000 but prior to September 23, 2000.

  (f) By deleting the definition of Applicable Margin from Appendix A to the Loan Agreement and by substituting the following new definition in lieu thereof:

      Applicable Margin - a percentage equal to 1.25% with respect to Revolver
      -----------------
      Loans that are Base Rate Loans, 3.25% with respect to Revolver Loans that are LIBOR Loans, and 0.375% with respect to the Unused Line Fee, provided
                                                                       --------
      that, commencing after the Adjustment Date, the Applicable Margin shall be
      ----
      increased or (if no Default or Event of Default exists) decreased, based upon the Average Availability, as follows:

      -------------------------------------------------------------------------------------
                                       Applicable Margin
      -------------------------------------------------------------------------------------
      Average
      Availability                               Base Rate    LIBOR Rate    Unused Line Fee
      -------------------------------------------------------------------------------------
      Less than $2,500,000                         1.00%         3.00%             0.50%
      -------------------------------------------------------------------------------------
      Less than $10,000,00 but greater than        0.75%         2.75%             0.375%
       or equal to $2,500,000
      -------------------------------------------------------------------------------------
      Less than $20,000,000 but greater than       0.50%         2.50%             0.375%
       or equal to $10,000,000
      -------------------------------------------------------------------------------------
      Less than $30,000,000 but greater than       0.25%         2.25%             0.35%
       or equal to $15,000,000
      -------------------------------------------------------------------------------------
      Greater than or equal to $30,000,000         0.00%         2.00%             0.25%
      -------------------------------------------------------------------------------------

      The Applicable Margin shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis, as measured by Average Availability, as of the end of each Fiscal Quarter after the Adjustment Date, based upon the immediately preceding 4 Fiscal Quarters of Borrower. Except as set forth in the last sentence hereof, any such increase or reduction in the Applicable Margin provided for herein shall be effective 3 Business Days after receipt by Agent of Borrower's quarterly financial statements and Compliance Certificate; provided,
                                                                 --------
      however, that any reduction in the Applicable Margin shall not apply to
      -------
      any LIBOR Loans outstanding on the effective date of such reduction that have an Interest Period commencing prior to the effective date of such reduction. If the financial statements and the Compliance Certificate of Borrower setting forth the Average Availability are not received by Agent by the date required pursuant to Section 9.1.3 of the Agreement, the Applicable Margin shall be determined as if the Average Availability was less than $2,500,000 until such time as such financial statements and Compliance Certificate are received and any Event of Default resulting from a failure timely to deliver such financial statements or Compliance Certificate is waived in writing by Agent and Lenders; provided, however,
                                                             --------  -------
      that nothing herein shall be deemed to prevent Agent and Lenders from charging interest at the Default Rate at any time that an Event of Default exists.

  (g) By deleting the definition of Consolidated Net Worth from Appendix A to the Loan Agreement and by substituting the following new definition in lieu thereof:

      Consolidated Net Worth - on any date of determination thereof, the sum on
      ----------------------
      such date of (i) the Consolidated net worth of Borrower and its Subsidiaries after deducting therefrom the amount of all intangible items reflected therein, including all unamortized debt discount and expense, unamortized research and development expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, unamortized excess cost of investment in Subsidiaries over equity at dates of acquisition and all similar items that could properly be treated as intangibles in accordance with GAAP, (ii) Subordinated Debt,
      (iii) accrued but undeclared Distributions with respect to preferred stock as reflected on a Consolidated balance sheet of Borrower and its Subsidiaries, (iv) the $35,000,000 investment in Series A redeemable preferred stock and warrants of Borrower made by Littlejohn and Quilvest on the Closing Date, (v) the $10,000,000 investment in Series B Cumulative Pay-in-Kind Convertible Preferred Stock of Borrower by Littlejohn and Quilvest on or about August 23, 2000, and (vi) the $2,500,000 investment in Series B Cumulative Pay-in-Kind Convertible Preferred Stock of Borrower by Littlejohn and/or Quilvest on or before September 23, 2000.

  (h) By deleting the definitions Normal Period Reserve Amount and Slow Period Reserve Amount from Appendix A to the Loan Agreement and by substituting the following new definitions in lieu thereof:

      Normal Period Reserve Amount - for each month, or portion thereof, that
      ----------------------------
      the Slow Period Reserve Amount or Interim Period Reserve Amount is not in effect, an amount equal to $10,000,000; provided that, commencing April 1,
                                              --------
      2000, and for each month thereafter (other than a month, or portion thereof, that the Slow Period Reserve Amount or the Interim Period Reserve Amount is in effect), the amount shall be $5,000,000 if the ratio of Consolidated Operating Cash Flow to Consolidated Debt Service is equal to or greater than 1.25 to 1. The foregoing ratio shall be calculated for a period (not to exceed 12 consecutive months) ending on the month preceding the month for which the reserve amount is to be determined, but the first month of such period shall be February 2000 until March 2001 (at which time a rolling 12-month period shall be utilized to calculate the ratio).

      Slow Period Reserve Amount - for any interval of 90 consecutive days
      --------------------------
      selected by Borrower to be effective during the period (other than any period in which the Interim Period Reserve Amount is in effect) from November 1 of each year through the last day of February of the next year, an amount equal to $5,000,000.

  (i) By deleting the reference to "$130,000,000" that is contained in the definition of "Revolver Commitment" in Appendix A to the Loan Agreement and by substituting in lieu thereof a reference to "$117,500,000."

  (j) By adding new definitions of Adjustment Date and Interim Period Reserve Amount to Appendix A to the Loan Agreement, in proper alphabetical sequence:

      Adjustment Date - November 30, 2001, unless a Default or Event of Default
      ---------------
      exists at such time, in which case, the last day of the first Fiscal Quarter following November 30, 2001 at which time no Default or Event of Default exists.

      Interim Period Reserve Amount - (i)  $3,000,000 for each month during the
      -----------------------------
      period from August 1, 2000 through February 28, 2001 and (ii) $3,000,000 for each month during the period from July 1, 2001 through October 31, 2001.

  (k) By deleting the references to "$130,000,000" that are contained on the cover page to the Loan Agreement, the first recital thereto, and in the introductory paragraph of Section 1 of the Loan Agreement and by substituting in lieu thereof, in each instance, a reference to "$117,500,000."

  (l) By amending the Loan Agreement to reflect the aggregate amount of the Revolver Commitments as $117,500,000 and the Revolver Commitment of each Lender as follows:

      (i)   Fleet Capital Corporation - $27,500,000

      (ii)  Foothill Capital Corporation  - $25,000,000

      (iii) Bank of America, N.A - $25,000,000

      (iv)  The CIT Group/Business Credit, Inc. - $25,000,000

      (v)   Wachovia Bank, N.A. - $15,000,000

  3.  Ratification and Reaffirmation.  Borrower hereby ratifies and reaffirms
      ------------------------------
the Obligations, each of the Loan Documents and all of Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

  4.  Acknowledgments and Stipulations.  Borrower acknowledges and stipulates
      ---------------------------------
that the Loan Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); and the security interests and Liens granted by Borrower in favor of Agent, for the benefit of itself and Lenders, are duly perfected, first priority security interests and Liens.

  5.  Representations and Warranties.  Borrower represents and warrants to Agent
      ------------------------------
and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

  6.  Amendment Fee.  In consideration of Agent's and Lenders' willingness to
      -------------
enter into this Amendment, Borrower agrees to pay to Agent, for the ratable benefit of Lenders, an amendment fee of $146,875 on the date hereof, in immediately available funds.

  7.  Waiver.   By their signatures below, Agent and Lenders hereby waive any
      ------
Events of Default under Sections 8.1.1, 8.1.2, 8.1.4, 8.1.5, 8.1.20, 9.2.1,
9.2.7, 9.2.11, 9.2.16, 10.2.1, 11.1.3, 12.9.1, 12.9.2, 14.8 and 14.9 of, and any
Schedules to, the Loan Agreement arising from the reincorporation of Pameco Corporation in the State of Delaware, as described in that certain Assumption and Amendment Agreement dated as of July 21, 2000, among Borrower, Agent and Lenders, such waivers to be effective as of July 21, 2000.

  8.  Breach of Amendment.  This Amendment shall be part of the Loan Agreement
      -------------------
and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

  9.  Expenses of Agent.  Borrower agrees to pay, on demand, all reasonable
      -----------------
costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

  10.  Conditions Precedent.  The effectiveness of the amendments contained in
       ---------------------
Section 2 hereof are subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Agent and Lenders, unless satisfaction thereof is specifically waived in writing by Agent and
Lenders:

  (a) Littlejohn and Quilvest shall have made an additional capital contribution to Borrower of at least $10,000,000 in the aggregate in exchange for shares of Series B Cumulative Pay-in-Kind Convertible Preferred Stock, and the proceeds of such capital contribution shall have been applied to the outstanding balance of the Revolver Loans;

  (b) Agent and Lenders shall have received and found satisfactory in all respects an appraisal with respect to the Inventory; and

  (c) Borrower, Guarantor and each Lender shall have delivered to Agent an executed original of this Amendment.

  11.  Effectiveness; Governing Law.  This Amendment shall be effective upon
       ----------------------------
execution by Borrower and acceptance by Agent and Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

  12.  Successors and Assigns.  This Amendment shall be binding upon and inure
       ----------------------
to the benefit of the parties hereto and their respective successors and assigns.

  13.  No Novation, etc.  Except as otherwise expressly provided in this
       ----------------
Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

  14.  Counterparts; Telecopied Signatures.  This Amendment may be executed in
       -----------------------------------
any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

  15.  Further Assurances.  Borrower agrees to take such further actions as
       ------------------
Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby in accordance with the terms and conditions of the Loan Documents.

  16.  Section Titles.  Section titles and references used in this Amendment
       --------------
shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

  17.  Waiver of Jury Trial.  To the fullest extent permitted by Applicable Law,
       --------------------
the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in Atlanta, Georgia, and delivered by their respective duly authorized officers on the date first written above.

ATTEST:                                PAMECO CORPORATION


/s/ Richard Martin                     By: /s/ Robert J. Davis
-----------------------------              -------------------------------------
Name: Richard Martin                       Name: Robert J. Davis
      -----------------------                    -------------------------------
Title: VP, Sec., Treas.                    Title: Chief Financial Officer
       ----------------------                     ------------------------------


                                       FLEET CAPITAL CORPORATION, as Agent

                                       By: /s/ Dennis Login
                                           -------------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                       FLEET CAPITAL CORPORATION, as a Lender

                                       By: /s/ Dennis Login
                                           -------------------------------------
                                           Title: Vice President
                                                  ------------------------------



                    [Signatures continued on following page]

                                       FOOTHILL CAPITAL CORPORATION, as a Lender

                                       By:  /s/ Robert Lambara
                                           -------------------------------------
                                           Title: Senior Vice President
                                                  ------------------------------


                                       THE CIT GROUP/BUSINESS CREDIT, INC.,
                                         as a Lender

                                       By:  /s/ Norbert Schmidt
                                           -------------------------------------
                                           Title: AVP
                                                  ------------------------------


                                       BANK OF AMERICA, N.A., as a Lender

                                       By:  /s/ Douglas E. Cowan
                                           -------------------------------------
                                           Title: Vice President
                                                  ------------------------------


                                       WACHOVIA BANK, N.A., as a Lender

                                       By:  /s/ Melissa Phipps
                                           -------------------------------------
                                           Title: Vice President
                                                  ------------------------------

                           CONSENT AND REAFFIRMATION
                           -------------------------

  Each of the undersigned guarantors of the Obligations of Borrower at any time owing to Agent and Lenders hereby: (i) acknowledges receipt of a copy of the foregoing Fourth Amendment to Loan and Security Agreement; (ii) consents to Borrower's execution and delivery thereof and of the other documents, instruments or agreements Borrower agrees to execute and deliver pursuant thereto; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.

  IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on the date of such Fourth Amendment to Loan and Security Agreement.


                                       PAMECO INVESTMENT COMPANY, INC.

                                       By:  /s/ Robert J. Davis
                                           -------------------------------------
                                           Title: Chief Financial Officer
                                                  ------------------------------
                                       Attest:  /s/ Richard Martin
                                               ---------------------------------
                                           Title: VP, Sec., Treas.
                                                  ------------------------------


                                                          [CORPORATE SEAL]


                                       LITTLEJOHN FUND II, L.P.

                                       By: Littlejohn Associates II, L.L.C.,
                                           its General Partner

                                       By:  /s/ [illegible]
                                           -------------------------------------
                                           Title: Manager
                                                  ------------------------------